CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Aug. 31, 2016	Aug. 31, 2015
Consolidated Statements Of Operations
Revenue
Operating expense
Selling, general and administrative	2,318,443	2,432,158
Research and development	822,922	683,132
Total operating expense	3,141,365	3,115,290
Loss from operations	(3,141,365)	(3,115,290)
Other income (expense)
Interest expense	(308,983)	(250,348)
Accretion of debt discount	(2,335,954)	(4,727,106)
Change in fair value of derivative liability	1,714,395
Loan conversion inducement expense	(565,406)
Total other income (expense)	(1,495,948)	(4,977,454)
Net loss	$ (4,637,313)	$ (8,092,744)
Basic and Diluted Loss per Common Share	$ (0.17)	$ (0.32)
Weighted average number of common shares outstanding - basic and diluted	27,295,540	25,131,836